UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 10, 2012

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	001-35303	13-3238402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 Seventh Avenue,

New York, New York

10019

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

(1) Approval of the Comverse, Inc. 2012 Stock Incentive Compensation Plan and the Comverse, Inc. 2012 Annual Performance Bonus Plan

On October 10, 2012, Comverse Technology, Inc. (“CTI”) held a Special Meeting of Shareholders (the “2012 Special Meeting”). At the 2012 Special Meeting, CTI’s shareholders approved the adoption of the Comverse, Inc. 2012 Stock Incentive Compensation Plan (the “Comverse Incentive Plan”) and the Comverse, Inc. 2012 Annual Performance Bonus Plan (the “Comverse Bonus Plan”).

Summaries of the material terms and conditions of the Comverse Incentive Plan and the Comverse Bonus Plan are set forth in Proposals 2 and 3, respectively, of CTI’s definitive proxy statement for its Special Meeting of Shareholders, which was filed with the Securities and Exchange Commission on September 6, 2012 (the “Special Meeting Proxy Statement”). In addition, the full texts of the Comverse Incentive Plan and the Comverse Bonus Plan are filed as Appendix B and Appendix C, respectively, to the Special Meeting Proxy Statement. Each of the foregoing summaries and the full texts of the Comverse Incentive Plan and the Comverse Bonus Plan are incorporated herein by reference.

(2) Amendment to the Employment Letter between Mr. Charles J. Burdick and CTI

On October 10, 2012, CTI’s Board of Directors (the “Board”), upon the recommendation of its Compensation and Leadership Committee (the “Compensation Committee”), approved certain amendments (the “Amendment”) to the terms of the Employment Letter, dated March 9, 2011, as amended on July 27, 2011, November 17, 2011 and June 4, 2012 (as so amended, the “Employment Letter”), between Mr. Charles J. Burdick, CTI’s Chairman of the Board and the Chief Executive Officer, and CTI, to adjust the compensation terms following a material change in the scope of his role, including as a result of the proposed distribution to CTI’s shareholders of all of the outstanding shares of common stock of CTI’s wholly-owned subsidiary, Comverse, Inc. (“Comverse”; and such distribution of Comverse, the “Distribution”), which is expected to be followed by the proposed merger of CTI with and into a wholly-owned subsidiary of Verint Systems Inc. (“Verint”) as contemplated by the definitive merger agreement by and among CTI and Verint. Pursuant to the Amendment, (i) Mr. Burdick’s annual base salary will be reduced effective November 1, 2012 from $470,000 per annum to a fee of $40,000 per fiscal quarter (inclusive of compensation as a director and regardless of his physical location of service), (ii) Mr. Burdick will not be entitled to any equity awards for periods commencing on or after November 1, 2012 and (iii) Mr. Burdick’s unvested equity awards will fully vest upon his termination of employment by CTI “without cause” or by Mr. Burdick for “good reason” (each as defined in the Employment Letter) following the Distribution as described under “Certain Amendments to Material Compensatory Arrangements with Principal Executive Officer and Principal Financial Officer” below.

(3) Certain Amendments to Material Compensatory Arrangements with Principal Executive Officer and Principal Financial Officer

On October 10, 2012, the Board, upon the recommendation of the Compensation Committee, determined that each CTI employee (including CTI’s principal executive officer and principal financial officer) (i) that continues his or her employment with CTI following the Distribution (which, based on current expectations, shall only include six or fewer employees) and (ii) whose employment with CTI is subsequently terminated by CTI “without cause” or by the employee for “good reason” (each as defined in CTI’s Employee Stock Purchase Plan) within the two year period following the Distribution, shall have the right to receive cash severance payments to the extent they are contractually entitled thereto and, in the event that they are not otherwise entitled to the full vesting of unvested equity awards upon such termination, 100% vesting of all outstanding equity awards owned by the employee as of the date of termination.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2012 Special Meeting, CTI’s shareholders voted as indicated below on the following proposals:

1.	Authorization of the distribution to CTI’s shareholders of 100% of the outstanding shares of Comverse, Inc. Common Stock.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
178,731,643	709,870	217,725	0

Proposal 1 was approved.

2.	Approval of the Comverse, Inc. 2012 Stock Incentive Compensation Plan:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
143,769,765	35,537,231	352,242	0

Proposal 2 was approved.

3.	Approval of the Comverse, Inc. 2012 Annual Performance Bonus Plan:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
176,393,994	2,910,920	354,324	0

Proposal 3 was approved.

4.	Approval of a contingent amendment to CTI’s certificate of incorporation to effect a reverse stock split of issued and outstanding CTI Common Stock:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
135,757,764	42,786,236	1,115,238	0

Proposal 4 was approved.

5.	Approval of the adjournment or postponement of the 2012 Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the 2012 Special Meeting to authorize or approve the foregoing proposals:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
130,940,141	48,536,517	182,580	0

Proposal 5 was approved.

Item 8.01.	Other Events.

On October 10, 2012, the Board declared the Distribution to be made at 11:59 p.m. New York City time on October 31, 2012 to CTI shareholders of record as of October 22, 2012 (the “Record Date”). Each CTI shareholder will receive a dividend of one share of Comverse common stock for every 10 shares of CTI common stock that they hold on the Record Date.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Comverse, Inc. 2012 Stock Incentive Compensation Plan (incorporated by reference to Appendix B to the Definitive Proxy Materials for the Registrant’s Special Meeting of Shareholders held October 10, 2012 filed on September 6, 2012)

10.2	Comverse, Inc. 2012 Annual Performance Bonus Plan (incorporated by reference to Appendix C to the Definitive Proxy Materials for the Registrant’s Special Meeting of Shareholders held October 10, 2012 filed on September 6, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE TECHNOLOGY, INC.

Date: October 11, 2012

	By:	/s/ Shefali A. Shah
	Name:	Shefali A. Shah
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Comverse, Inc. 2012 Stock Incentive Compensation Plan (incorporated by reference to Appendix B to the Definitive Proxy Materials for the Registrant’s Special Meeting of Shareholders held October 10, 2012 filed on September 6, 2012)

10.2	Comverse, Inc. 2012 Annual Performance Bonus Plan (incorporated by reference to Appendix C to the Definitive Proxy Materials for the Registrant’s Special Meeting of Shareholders held October 10, 2012 filed on September 6, 2012)